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                                                                   Exhibit 10.28

                          CAMELOT MUSIC HOLDINGS, INC.
                          ----------------------------

                               INDEMNITY AGREEMENT
                               -------------------


                  THIS AGREEMENT is made as of the 4th day of June, 1998, by and between CAMELOT MUSIC HOLDINGS, INC., a Delaware corporation (the "Corporation"), and Lewis S. Garrett ("Indemnitee"), an Officer of the Corporation.

                  WHEREAS, it is essential to the Corporation to retain and attract as Directors and/or Officers the most capable persons available; and

                  WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited; and

                  WHEREAS, it is now the express policy of the Corporation to indemnify its Directors and/or Officers so as to provide them with the maximum possible protection permitted by law; and

                  WHEREAS, in addition, because the statutory indemnification provisions of the Delaware General Corporation Law expressly provide that they are non-exclusive, it is the policy of the Corporation to indemnify directors and officers of the Corporation who have entered into settlements of derivative suits provided they have not breached the applicable statutory standard of conduct; and

                  WHEREAS, Indemnitee does not regard the protection available under the Corporation's Certificate of Incorporation and insurance, if any, as adequate in the present circumstances, and considers it necessary and desirable to his or her service as a Director and/or Officer to have adequate protection, and the Corporation desires Indemnitee to serve in such capacity; and

                  WHEREAS, the Delaware General Corporation Law provides that indemnification of directors and officers of a corporation may be authorized by agreement, and thereby contemplates that contracts of this nature may be entered into between the Company and Indemnitee with respect to indemnification of Indemnitee as a Director and/or Officer of the Corporation.

                  NOW, THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

                  1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as an Officer of the Corporation for so long as he or she is duly elected or appointed or until such time as he or she tenders his or her resignation in writing.

                  2. DEFINITIONS. As used in this Agreement:

                           (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit or proceeding, whether brought by or

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         in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Director and/or Officer of the Corporation, by reason of any action taken by Indemnitee or of any inaction on his or her part while acting as such a Director and/or Officer, or by reason of the fact that he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he or she is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

                           (b) The term "Expenses" shall include, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Paragraph 8 of this Agreement, but shall not include the amount of judgments, fines or penalties against or settlements paid by Indemnitee.

                           (c) References to "other enterprise" shall include, without limitation, employee benefit plans; references to "fines" shall include, without limitation, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include, without limitation, any service as a Director and/or Officer of the Corporation which imposes duties on, or involves services by, such Director and/or Officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

                  3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3 if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a Director and/or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, settlements, fines and penalties, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its


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equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

                  4. INDEMNITY FOR EXPENSES IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 4 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director and/or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Paragraph 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

                  5. INDEMNITY FOR AMOUNTS PAID IN SETTLEMENT IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 5 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director and/or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all amounts actually and reasonably paid in settlement by Indemnitee in connection with any such Proceeding, but only if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

                  6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                  7. ADVANCES OF EXPENSES. Any Expenses incurred by or on behalf of Indemnitee pursuant to Paragraphs 3 and 4 in any Proceeding shall be paid by the Corporation in advance upon the written request of Indemnitee if Indemnitee



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shall undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification hereunder.

                  8. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification under Paragraphs 3, 4 and 5 shall be made no later than thirty (30) days after receipt by the Corporation of the written request of Indemnitee, unless a determination is made within said thirty-day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding, or (b) independent legal counsel, agreed to by the Corporation, in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that the Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3, 4 or 5.

                  The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. There shall exist in such action a rebuttable presumption that Indemnitee has met the applicable standard(s) of conduct and is therefore entitled to indemnification pursuant to this Agreement, and the burden of proving that the relevant standards have not been met by Indemnitee shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) prior to the commencement of such action to have made a determination that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall (i) constitute a defense to the action, (ii) create a presumption that Indemnitee has not met the applicable standard of conduct, or
(iii) otherwise alter the presumption in favor of Indemnitee referred to in the preceding sentence. Indemnitee's expenses reasonably incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation.

                  9. ALLOWANCE FOR COMPLIANCE WITH SEC REQUIREMENTS. Indemnitee acknowledges that the Securities and Exchange Commission ("SEC") has expressed the opinion that indemnification of directors and officers from liabilities under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and, is therefore, unenforceable. Indemnitee hereby agrees that it will not be a breach of this Agreement for the Corporation to undertake with the Commission in connection with the registration for sale of any stock or other securities of the Corporation from time to time that, in the event a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a director or officer of the Corporation in the successful defense of any action, suit or proceeding) is asserted in connection with such stock or other securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction on the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication


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of such issue. Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

                  10. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation or the By-Laws of the Corporation, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

                  The indemnification under this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a Director and/or Officer and shall inure to the benefit of the heirs, executors and personal representatives of Indemnitee.

                  11. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some claims, issues or matters, but not as to other claims, issues or matters, or for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by Indemnitee or amounts actually and reasonably paid in settlement by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding, but not for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such claims, issues or matters or Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

                  12. REIMBURSEMENT TO CORPORATION BY INDEMNITEE; LIMITATION ON AMOUNTS PAID BY CORPORATION. To the extent Indemnitee has been indemnified by the Corporation hereunder and later receives payments from any insurance carrier covering the same Expenses, judgments, fines, penalties or amounts paid in settlement so indemnified by the Corporation hereunder, Indemnitee shall immediately reimburse the Corporation hereunder for all such amounts received from the insurer.

                  Notwithstanding anything contained herein to the contrary, Indemnitee shall not be entitled to recover amounts under this Agreement which, when added to the amount of indemnification payments made to, or on behalf of, Indemnitee, under the Certificate of Incorporation or By-Laws of the Corporation, in the aggregate exceed the Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee ("Excess Amounts"). To the extent the Corporation has paid Excess Amounts to Indemnitee, Indemnitee shall be obligated to immediately reimburse the Corporation for such Excess Amounts.

                  13. CONTINUATION OF RIGHTS AND OBLIGATIONS. All rights and obligations of the Corporation and Indemnitee hereunder shall continue in full force and effect despite the subsequent amendment or modification of the Corporation's Certificate of Incorporation or By-Laws, as such are in effect on the date hereof, and such rights and obligations shall not be affected by any


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such amendment or modification, any resolution of directors or stockholders of the Corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit or eliminate any of the rights or obligations of the Corporation and/or Indemnitee hereunder.

                  14. AMENDMENT AND MODIFICATION. This Agreement may only be amended, modified or supplemented by the written agreement of the Corporation and Indemnitee.

                  15. ASSIGNMENT. This Agreement shall not be assigned by the Corporation or Indemnitee without the prior written consent of the other party thereto, except that the Corporation may freely assign its rights and obligations under this Agreement to any subsidiary for whom Indemnitee is serving as a director and/or officer thereof; provided, however, that no permitted assignment shall release the assignor from its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any successor to the Corporation by way of merger, consolidation and/or sale or disposition of all or substantially all of the capital stock of the Corporation.

                  16. SAVING CLAUSE. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

                  17. COUNTERPARTS. This Agreement may be executed in two or more fully or partially executed counterparts each of which shall be deemed an original binding the signer thereof against the other signing parties, but all counterparts together shall constitute one and the same instrument. Executed signature pages may be removed from counterpart agreements and attached to one or more fully executed copies of this Agreement.

                  18. NOTICE. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Corporation at its headquarters located at 8000 Freedom Avenue N.W., North Canton, Ohio 44720-0169, Attention: Chairman (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require within Indemnitee's power.

                  19. APPLICABLE LAW. All matters with respect to this Agreement, including, without limitation, matters of validity, construction, effect and performance shall be governed by the internal laws of the State of Delaware


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applicable to contracts made and to be performed therein between the residents thereof (regardless of the laws that might otherwise be applicable under principles of conflicts of law).

                  IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                 CAMELOT MUSIC HOLDINGS, INC.

                                          THE "CORPORATION"


                                 By  /s/ Jack K. Rogers
                                    ---------------------------------

                                 Its   Corporate Secretary
                                    ---------------------------------



                                               "INDEMNITEE"

                                    /s/ Lewis S. Garrett
                                 ------------------------------------
                                     Lewis S. Garrett



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